Exhibit 99.1 Leading the Future of Breeding™ J u n e 2 0 2 3

Key Takeaways

Cibus is a Pure-Play Trait Development Business Revolutionizing the Trait Royalty Industry

Cibus' Trait Machine is the Future of Gene Edited Trait Development

Initial Crop & Trait Platforms	Near Term Royalty Opportunity	Patents & Patent Applications
3 Crops/6 Traits	$1.8B/~200MM acres	> 1,000

- **Technology**
  - Merger with Calyxt Combines Leading Technologies
  - Together > 1,000 Patents & Patent Applications
  - Both Companies have Leading Traits & Programs
- **Business**
  - Portfolio of 6 initial traits that improve yields, lower costs and address climate goals
  - 3 Developed Traits in Canola & Rice that are shipping
  - Agreements with leading seed companies

Traits: A Large Attractive Royalty Market - Critical to the Agriculture Industry

Current Market	Cibus Core Market	Future Market
~ 400MM Acres	~ 535 MM Acres	Billions of Acres
~ $8 Billion	~ $4 Billion	$2 to $15 Per Acre

- **Large, Multi-billion $ Addressable Market**
  - GMO-Based Traits for weeds & insects on 300MM+ acres in NA & SA are generating ~$8 Billion in Trait Fees
  - Growing Need due to Changing Environmental Conditions
  - Growing addressable market as global regulators move to institutionalize regulations supporting gene editing

Note: See slide 25 below for term definitions, data sources & assumptions.
Current market consists primarily of Traits developed using GMO technologies.

CIBUS®

Key Management Rory Riggs Greg Gocal, PhD Peter Beetham, PhD COO, PRESIDENT CEO, CHAIRMAN EVP, CHIEF SCIENTIFIC CO-FOUNDER CO-FOUNDER OFFICER, CO-FOUNDER Noel Sauer, PhD Wade King, MD Travis Frey, PHD CHIEF FINANCIAL SVP, HEAD OF R&D EVP, SUSTAINABLE OFFICER INGREDIENTS, STRATEGY, 3 3 3

Breeding is How Seed Co’s Develop Traits The Seed Industry: Productivity Traits are the Primary Basis for Competition. Seed Co’s Charge Productivity Trait Fees for Productivity Gains from Traits. Conventional Trait Development (Breeding!) has Severe Scale & Speed Limitations 4

Cibus’ Trait Machine Changes the Game Standardized End-to-End Semi-Automated Gene Edited Trait Production Facility Trait Development in a Fraction of the Time and Cost of Conventional Breeding “Nature Identical” Traits Non-GMO Traits that are Cibus conventional breeding like. Bio-Mfg. Standards Pharma Standard Quality Control & Assurance. High Throughput Gene Editing System Timebound, Predictable & Reproducible Breeding System. RTDS 5

Trait Machine is a Step Change in Trait Development Transforms: 1) Trait Development, and 2) Trait Commercialization! 1– Prototyping Runs: Accelerates Proof of Concept, Development. 2– Production Runs: Accelerates Speed to Market, Commercialization. Once a trait is developed, Trait Machine directly Trait Machine Trait Machine accelerates edits a customer’s accelerates prototyping or time to commercialization. testing of different traits. elite germplasm. 6

The New Face of Trait Development Timebound, Reproducible and Predictable Trait Development Process Each Successive Stage Materially Increases the Probability of Next Stage and Successful Field Validation 7

Addresses the Pressing Need From Climate Change Billions of Acres being hit by Changing Diseases, Pests & Resources Desperate Need for Change in the Time Required and Scale of Trait Development Gene Editing is Virtually the Only Tool that Can Address Climate Challenges at Scale 8

Climate Need is Driving Regulatory Change Global Push: Regulate Gene Editing Like Conventional Breeding New Gene Editing Regulations in Place Positive Policy Processes Underway Positive Policy Discussions Note: Cibus traits are developed without integrating foreign DNA in the process or product. in key target markets including the United States, the new gene editing regulations are specifically separating Cibus traits from GMO (Genetically Modified Organisms) and regulating Cibus Traits similarly to traits from conventional breeding. 9

The Market Opportunity The Business, Product and Economic Opportunity of Plant Traits

Productivity Traits are a Royalty Business Royalties are Paid for Traits that Make Farmers Money - Improved Yields, Increased Productivity, and/or Lower Costs (Chemicals!) Trait Economics 1) Total Crop Acres 1) Crop Market (Acres) 2) Accessible Acres 2) Accessible Acres 3) Trait Fees/Royalties 3) Trait Fees/Royalties ($’s per bag or acre) - $’s per bag (or acre) Trait Royalty Market - $$$ “Traits by Acres by Trait Fees” Note: See slide 25 for term definitions, data sources & assumptions.

Example: The “Bt” Trait Trait: A “Bt” Protein that is Engineered into a Plant to make it Toxic to Plant specific pests. Economics: Bt Trait Increases productivity by killing pests, decreasing pesticide use & increasing yields. Crop Trait Fee (per acre) Pest Note: See slide 25 for term definitions, data sources & assumptions.. Annual Trait Fees (Revenues) $2.6 B $0.5 B $0.7 B (by Crop 2020 est.)

Business Model: Traditional Trait Distribution Model: Traits Distributed in Seeds by Seed Co’s Seed Co’s Pay Trait Royalties based on Trait Fees Paid by Farmer TURN TO WHO TURN TO Farmers Seed Companies Trait Developers Challenged by the impacts of Environment & Climate change Seed Co’s sell Farmer seeds with Develop Productivity Traits traits to address productivity needs. - License Trait IP to Seed Co’s. Farmers pay Seed Co’s trait fees Collect Royalties: (in total cost charged for seed) - Seed Co’s pay Trait Royalties for Trait IP based on Trait Fees. 13 13

Cibus' Initial Crops



Cibus' Initial Business Model is 3 Crops: Canola, Rice & Soybean


Operational

Canola

Market 28 MM ACRES

Lead Customer: Nuseed

Traits Royalties (per acre) ~$5-$15


Operational

Rice

Market 10 MM ACRES

Lead Customer: Nutrien

Traits Royalties (per acre) ~$10-$30


2H 2023

Soybean

Market 188 MM ACRES

Lead Customer: GDM

Traits Royalties (per acre) ~$5-$15

Note: See slide 25 for term definitions, data sources & assumptions.
Market acres are for North America, South America & Australia
Soybean Platform expected to be operational in H2 2023.

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Cibus’ Initial Productivity Traits Cibus’ Initial Business Model is 6 Traits (in 3 Crops: Canola, Rice & Soybean) Crop Market Acres (MM) (Est. total crop acres in specific geographies.) Accessible Acres (MM) Canola, Rice, Soybean (Est. acres where the specific trait is needed.) ~250 MM Acres Developed & Shipping Advanced Note: Market and Accessible Acres are based on Canola, Rice, Soybean in N.A.,S.A, Europe Australia. 15 Est. Market Acres, Accessible and Trait Royalty Market for PSR are based on non-BASF acres. See slide 25 below for term definitions, data sources & assumptions.

Cibus’ Target Crops Include Corn & Wheat Cibus’ Target is the 5 Major Crops: Adding Corn & Wheat to Canola, Rice & Soybean $4.25 Billion Canola, Rice, Soybean, Wheat & Corn > 500 MM Est. Trait Acres Royalty Mkt. (All 5 Crops) Nutrient Use Efficiency Note: See slide 25 for term definitions, data sources & assumptions. Trait Royalty Market estimates are for Cibus’ initial 6 Traits in: 1) Canola, Rice, Soybean, Wheat & Corn, and in 2) NA, SA & Europe

st Lead 1 Trait: PSR: Pod Shatter Reduction - Canola/WOSR Trait Fees Acres (est.): ~26 MM, Trait Royalty Market (est.): ~$200 MM Reducing Pod Shatter Strong Commercial Progress: Sclerotinia Increases Oil Seed Yield Developed & Shipping POD Shatter Reduction Resistance . Strengthens Sheath that Initial Customers 10 Holds the Oil Seeds Initial Trait Acres (est.) ~15 MM Sheaths Shatter in Rain/High Wind Causing Trait Royalties (per acre) $5-$10 Yield Losses of 10% or More. Trait Royalties (per acre) $5-$10 ~$100 MM Trait Royalty Mkt (est.) Trait Royalty Mkt (est.) ~$100 MM (Initial 10 Customers) (Initial 10 Customers) Note: See slide 25 for term definitions, data sources & assumptions. Initial Trait Acres are based current customers in Canola in N.A., EU 1st Shipment Q1 2023 1st Transfer Q1 2023 17 17 Photo credit to the Canola Council of Canada

Our 1st Blockbuster Trait

Sclerotinia White Mold Resistance - *Canola, Soybean*

Trait Royalty Market (est.): ~$650 MM

Sclerotinia Resistance

Increases Yields, Reduces Fungicide use



Field Infection

Greenhouse Test Resistance

Greenhouse Test Wild Type Infected

Sclerotinia Resistance

Builds internal defenses to prevent *Sclerotinia* from infecting plant.

Improves Yields and
Reduces Use/Cost of Fungicides

Stage of Development	Canola/ WOSR	Soybean
Molecular Discovery	Yes	Yes
Initiate Editing	2021	2023
Green House Confirmation	2022	NA
Field Validation (est.)	2024	NA
Accessible Acres (est.)	~30 MM	~50 MM
Trait Royalties (est. per acre)	~$5-$10	~$5-$10
Trait Royalty Market (est.)	~$270 MM	~$385 MM

Note: See slide 25 for term definitions, data sources & assumptions.

Accessible Acres are for ***Sclerotinia*** in Soybean or Canola in N.A., S.A. and Europe.

Disease Resistance is a complex trait consisting of multiple modes of action..

Cibus had green house confirmation of its 1st MOA of the trait in 2022 & the 2nd MOA in 2023.

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Photo credit to the Canola Council of Canada

Initial Crop: Canola

Four of the Initial Six Traits will Be Traits Launched In Canola

Canola is Cibus' 1st Operational Crop Platform, Royalty Potential - Initial Traits > $900 MM


Canola
OSR
~46 MM Acres

Initial Traits	Cibus Accessible Acres (est.)	Trait Royalty (est. per acre)	Trait Royalty Market (est.)
Pod Shatter (PSR)	26 MM	$5-$10	~$200 MM
Sclerotinia Resistance	30 MM	$5-$10	~$270 MM
Herbicide Tolerance #2 (HT2)	20 MM	$5-$10	~$225 MM
Nutrient Use Efficiency (NUE)	46 MM	$5-$15	~$250 MM

Sclerotinia, HT#2 & NUE are Multi-Crop Traits

Note: See slide 25 for term definitions, data sources & assumptions.
Accessible Acres are for the specific traits in Canola in N.A., S.A., Europe, & Australia

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Initial Crop: Rice Three of the Initial Six Traits will be launched in Rice nd Rice is Cibus’ 2 Operational Crop Platform, Royalty Potential - Initial Traits ~120 MM Cibus Trait Royalty Trait Royalty Initial Traits Market (est.) Accessible Acres (est.) (est. per acre) HT1, HT3 ~$100 MM 4 MM $10-$30 N Hut erb rie ici nt de UT se olera Effici nce # ency 2 (N (HU TE) 2) ~$21 MM 4 MM $5-$10 Rice ~10 MM Acres 46 MM Nutrient Use Efficiency (NUE) Note: See slide 25 for term definitions, data sources & assumptions. Sclerotinia, HT#2 & NUE Accessible Acres are for the specific trait in Rice in N.A., S.A. & Europe are Multi-Crop Traits 20 20 20

Initial Crop: Soybean Two of the Initial Six Traits will be launched in Soybean nd Soybean Expected to be Cibus’ 3 Operational Crop Platform, Royalty Potential - Initial Traits ~$800 MM Cibus Trait Royalty Trait Royalty Initial Traits Market (est.) Accessible Acres (est.) (est. per acre) ~$385 MM Sclerotinia Resistance 50 MM $5-$10 Herbicide Tolerance #2 (HT2) Herbicide Tolerance #2 (HT2) ~$420 MM 74 MM $5-$7 Soybean ~188 MM Acres 46 MM Nutrient Use Efficiency (NUE) Note: See slide 25 for term definitions, data sources & assumptions. Sclerotinia, HT#2 & NUE Accessible Acres are for in the specific trait in Soybean in N.A., S.A., Europe are Multi-Crop Traits Soybean platform expected to be operational in 2H 2023 Platform 21 21 21

Sustainable Ingredients Addresses Global Drive to Transition Ingredients to meet Corporate Sustainability Objectives P&G Collaboration: A Model for Co’s with Climate 2040 Sustainability Goals Proctor & Gamble In Q1-2023, Cibus and P&G entered into a collaboration to develop sustainable low carbon ingredients. - P&G will fund a multi-year program to develop Sustainable Low Carbon Ingredients that help advance its sustainability objectives. - Working with Cibus to Build a broader coalition. - Soybean is Key Crop for the Sustainable Ingredients Industry.

Future: “Core” Multi-Crop Productivity Traits

Traits that Address > 100 MM Acres with Trait Royalties of $5 to $15 per acre



Blockbusters are Traits that Address Agricultural Sustainability at Scale

Target Areas

Resistance Traits

DISEASE RESISTANCE
Able to resist or fight disease pathogens. Reduces fungicide use

INSECT RESISTANCE
Able to resist specific pests or insects. Reduces pesticide use.

Efficiency Traits

CLIMATE CHANGE
Addressing the impacts of climate such as drought & weather

NUTRIENT PROCESSING
Able to better process available nutrients. Reduces fertilizer needs.

AGRONOMY
Physiological traits that improve yields and farmability

Sustainable Ingredients

PLANT OUTPUTS
Renewable products that don’t negatively impact the environment during production, use, or disposal.

PROCESS OUTPUTS
Replacing inputs or process materials that negatively impact the environment.

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2023 Highlights & Key Milestones

Trait Royalty Market in Canola, Rice and Soybean for PSR, *Sclerotinia*, H1, HT2 & HT3 is: **~$1.5 Billion**
In Canola/WOSR alone, the Trait Royalty Market for PSR, HT2 and *Sclerotinia* is: ~**$700 Million**

Trait Products

Canola

- **Shipments:** Six PSR Trait Transfers (1st Transfer in Q1 2023)
- **Green House Data:** HT2 (H2 2023), Sclerotinia (2022, H1 2023 & H2 2023)
- **Initiate Edits:** Nutrient Use Efficiency (H2 2023)

Rice

- **Shipments:** Two HT Trait Transfers (HT1 & HT3 Transfers in Q2 2023)
- **Initiate Edits:** Nutrient Use Efficiency (Q1 2023)

Soybean

- Complete Platform Development (H2 2023)
- **Initiate Edits:** HT2, *Sclerotinia* (H2 2023)

Wheat, Corn

- Wheat Platform Q4 2024
- Corn Platform Q4 2025

Operations

Trait Machine

- "**Oberlin**" Operational H2 2023

Disclaimer

Securities Law Matters

This presentation has been prepared by Cibus Global, LLC (the "Company"), and the Company is responsible for its contents. It shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this presentation is truthful or complete. Any representation to the contrary is a criminal offense.

Industry and Market Data

Information about market and industry statistics contained in this presentation is included based on information available to the Company that it believes is accurate in all material respects. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources, and the Company cannot assure potential investors of the accuracy or completeness of the data included in this presentation. Forecasts and other forward-looking information obtained from these sources, including estimates of future market size, revenue and market acceptance of products and services, are subject to the same qualifications and the additional uncertainties accompanying any forward-looking statements.

Acreage Data

This presentation has 2 available acreage calculations: TAM-Total Accessible Acres and Trait Fees Acres. These are based on the company's estimate of total hybrid acres available in: North America, South America & Europe for each crop. European acres are not currently accessible. These acres depend on a favorable outcome of the current EU Parliamentary process. They are shown to show the potential increase in available acres if the EU were to pass the proposed legislation. The EU is expected to advance its legislative process for its proposed legislation.

Intellectual Property

"Cibus," "RTDS," "Rapid Trait Development System," "FALCO," "SU Canola," "Nucelis," "ASAP," "A Different Breed," "Trait Machine," "Inspired by Nature," "Driving Sustainable Agriculture," "Reshaping Crop Protection," "Reinventing Trait Development", "Timebound & Predictable", "Driving Trait & Breeding Innovation", "Future of Breeding", the Cibus logo and other trademarks or service marks of Cibus appearing in this presentation are the property of Cibus.

Trade names, trademarks and service marks of other companies that appear are the property of their respective holders and do not imply a relationship with, or endorsement or sponsorship of us, by these other companies. Solely for convenience, trademarks and trade names in this presentation appear without the ™ and ® symbols, but any such failure to appear should not be construed as indicating that their respective owners will not assert their rights with respect thereto. Cibus has over 400 *patents* issued or filed.

1. **Developed means validated field trials (Canola PSR, rice HT1, HT3); Advanced development means editing process underway with known edit targets.**
2. **Bt refers to Bacillus thuringiensis that is a species of bacteria that lives in soil**
3. **Total Market Acres and Accessible Acres are company estimates based on industry sources. There can be no assurance that Accessible Acres can be achieved.**
4. **Trait Machine Platforms are operational in canola and rice. Soybean is expected to be operational in H2 2023.**
5. **Trait Royalty Market is determined by multiplying the Est. Accessible Acres by the Est. Trait Fees for a specific Cibus trait in a specific geography or geographies.**
6. **Shipping means traits are transferred to customers in a customer's elite germplasm.**
7. **MOA refers single mode of action for a complex trait.**
8. **Complex traits refers to traits consisting of multiple modes of action. Greenhouse confirmation of a complex trait may refer to a single MOA or Multiple MOA's.**
9. **Initiate Edits means that the editing process has begun for the trait in the specific**
10. **Greenhouse Data means greenhouse confirmation for a single mode action or multiple modes of action for a trait.**

3rd Party Data

1. **Trait Fee information are 2020 estimates based on data from Agbioinvestor, US Gov., BCG & 3rd party consultants. Traits are predominantly GMO traits in North & South America.**

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of applicable securities laws, including The Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding the benefits of the merger, Cibus, Inc.'s ( Cibus ) operational and financial performance, and Cibus’ strategy, future operations, prospects and plans, are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend”, “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions. These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. There are many factors that could cause Cibus’ actual results, level of activity, performance or achievements to differ materially from those expressed or implied by forward- looking statements, including factors related to: (i) risks associated with the possible failure to realize certain anticipated benefits of the transactions contemplated by the merger (the “Transactions”), including with respect to future financial and operating results; (ii) the effect of the completion of the Transactions on Cibus’ business relationships, operating results and business generally; (iii) the outcome of any litigation related to the merger agreement or Transactions; (iv) competitive responses to the Transactions and changes in expected or existing competition; (v) challenges to Cibus’ intellectual property protection and unexpected costs associated with defending Cibus’ intellectual property rights; (vi) increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; (vii) Cibus’ reliance on third parties in connection with its development activities; (viii) Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; (ix) the recognition of value in Cibus’ products by farmers, and the ability of farmers and processors to work effectively with crops containing Cibus’ traits; (x) Cibus’ ability to produce high- quality plants and seeds cost effectively on a large scale; (xi) Cibus’ need for additional funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; (xii) Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover Cibus’ corporate and overhead expenses; (xiii) regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; (xiv) Cibus’ ability to achieve commercial success; (xv) commodity prices and other market risks facing the agricultural sector; and (xvi) technological developments that could render Cibus’ technologies obsolete. In addition to these factors, other known and unknown risks and uncertainties may adversely affect such forward-looking statements and cause Cibus’ actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Cibus' views as of the date hereof. Cibus specifically disclaims any obligation to update such forward- looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus' views as of any date subsequent to the date hereof.